                          AIM TREASURER'S SERIES TRUST

                 INVESCO Treasurer's Money Market Reserve Fund
                  INVESCO Treasurer's Tax-Exempt Reserve Fund

             Supplement dated July 2, 2004 to the Prospectus dated
              November 25, 2003 as supplemented December 4, 2003,
                      December 16, 2003, January 16, 2004,
                  May 17, 2004, May 18, 2004 and June 25, 2004


This supplement supersedes and replaces in its entirety, the supplement dated June 25, 2004.

PORTFOLIO HOLDINGS INFORMATION

The fund makes available to institutions who maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, qualified persons), information regarding or derived from the fund's portfolio holdings (portfolio information). Portfolio information is also provided by the fund's advisor to rating organizations and by the fund's distributor to ranking organizations. Portfolio holdings and information derived from portfolio holdings, including the maturity distribution of the holdings, are available to qualified persons and ranking organizations daily, based on holdings in the fund as of the end of the prior month. Other information derived from portfolio holdings, including weighted average maturity, percentage weightings of types of securities and thirty-day, seven-day and one-day yield information, is available to qualified persons and to ranking organizations daily, based on weekly portfolio holdings. In addition, thirty-day yield, seven-day yield, one-day yield information, weighted average maturity information, the daily dividend factor and total net assets are available to qualified persons daily for the fund based on daily portfolio holdings. Rating organizations are provided additional information, including market-based net asset values, daily based on weekly portfolios. This information is provided to rating organizations solely in connection with the services they provide, is not used by such organizations for any other purpose and is kept confidential by such organizations.

Qualified persons can obtain portfolio information by calling the distributor toll free at 800-659-1005, option 2, or by visiting the fund's website (http://www.aiminvestments.com). The fund distributor's vice president/sales and administration manager is authorized to determine whether any entity or individual is a qualified person or is acting on behalf of a qualified person, and to disclose portfolio information to such qualified person. If a beneficial owner who is not a record owner requests portfolio information, such information will be sent to the record owner for distribution to the beneficial owner. Existing shareholders can also obtain portfolio information (other than portfolio holdings) by calling the transfer agent toll free at 800-659-1005, option 1.